Receivables from land expropriation	12 Months Ended
Dec. 31, 2018
Receivables from land expropriation
Receivables from land expropriation

17.   Receivables from land expropriation

On July 1, 1987, the merged subsidiary Companhia Santista de Papel filed an Action for Damages for Indirect Expropriation, in order to obtain indemnification for an owned property, which had been declared as a public use area (property included in the State Serra do Mar State Park, in the city of Cubatão, state of São Paulo). On December 2, 2004, the action resulted in a final and unappealable decision in favor of the Company.

Suzano’s Management and legal advisors expect the expropriation amount to be transferred until the year 2024, when all expropriation amounts must be settled.

On December 31, 2018 the total receivables from land expropriation is R$ 63,652 (December 31, 2017, the amount was R$ 60,975).